UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

NOVEMBER 30, 2006

Legg Mason Partners

Mid Cap Core Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Mid Cap Core Fund

Annual Report  •  November 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department and the final estimate for third quarter GDP growth was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended November 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 14.22%. Early in the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed; as the Fed paused from tightening rates, oil prices retreated and corporate profits remained solid.

Looking at the market more closely, small-cap stocks outperformed their mid- and large- cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 17.43%, 16.47%, and 14.15%, respectively. However, with the potential for a slowing

Legg Mason Partners Mid Cap Core Fund         I

economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 20.38% and 8.82%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Effective June 28, 2006, the Fund defines medium-sized companies as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Indexx or the Russell Midcap Index, as defined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy.

Effective June 30, 2006, Brian M. Angerame and Derek J. Deutsch, CFA, each of whom is a Director and Portfolio Manager for ClearBridge Advisors, LLC (the “subadviser”) manage the day-to-day operations of the Fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Deutsch joined the subadviser or its predecessors in 1999 and Mr. Angerame joined the subadviser or its predecessors in 2000.

Effective August 1, 2006, the Fund is permitted to engage in short-selling. Short-selling is a technique that may be con -

II         Legg Mason Partners Mid Cap Core Fund

sidered speculative and involve additional risks. For more information regarding these and other risks, please see the Fund’s current prospectus.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Mid Cap Core Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 22, 2006

Legg Mason Partners Mid Cap Core Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viiThe	Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viiiThe	Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

IV         Legg Mason Partners Mid Cap Core Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Looking back, the year ending November 30, 2006 was a solid year for mid cap stocks. After stumbling this Spring and stabilizing during the Summer, mid cap stocks surged during the fourth quarter to surpass their previous record highs achieved in May and posted a double-digit gain for the yeari, as measured by S&P MidCap 400 Indexii. Investors realized that the economy was in relatively good shape and corporate profits were generally strong. The M&A and leveraged buy-out activity provided the cherry on top. Other factors supporting the market included stable interest rates, retreating energy prices, and early signs of stabilization in the housing market.iii

Performance Review

For the 12 months ended November 30, 2006, Class A shares of the Legg Mason Partners Mid Cap Core Fund, excluding sales charges, returned 14.27%. These shares outperformed the Fund’s unmanaged benchmark, the S&P MidCap 400 Index, which returned 11.62% for the same period. The Lipper1 Mid-Cap Core Funds Category Average increased 12.96% over the same time frame.

Performance Snapshot as of November 30, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Mid Cap Core — Class A Shares	7.96%	14.27%

S&P MidCap 400 Index	6.37%	11.62%

Lipper Mid-Cap Core Funds Category Average	7.06%	12.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class 1 shares returned 8.13%, Class B shares returned 7.54%, Class C shares returned 7.59%, and Class I (formerly Class Y) shares returned 8.25% over the six months ended November 30, 2006. Excluding sales charges, Class 1 shares returned 14.58%, Class B shares returned 13.43%, Class C shares returned 13.48% and Class I shares returned 14.81% over the twelve months ended November 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 339 funds for the six-month period and among the 324 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 324 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         1

Q. What were the most significant factors affecting Fund performance?

A. Compared to the benchmark index, the Fund’s sector allocation had a slightly negative effect (-0.42%), however stock selection more than compensated (+4.65%). Specifically, the Fund’s underweight position in utilities, and overweight position in health care hurt performance, while the manager’s stock selection in information technology (IT) and industrials helped performance.

What were the leading contributors to performance?

A. The leading stock contributors during the one year reporting period were the Fund’s holdings in AGCO Corp. in the industrials sector, Sherwin-Williams Co. in the consumer discretionary sector, Weatherford International Ltd. in the energy sector, and Freescale Semiconductor Inc., (Class B) and Lam Research Corp, both in the IT sector. The Fund continued to hold all of those companies at the close of the period. Being on the right side of some merger and acquisition activity also helped our performance.

What were the leading detractors from performance?

A. The major stock detractors included Dollar General Corp. in the consumer discretionary sector, National Financial Partners Corp. in the financial services sector, Pioneer Natural Resources Co. in the energy sector, Nelnet Inc. (Class A) in the financial services sector, Coventry Health Care Inc. in the health care sector. Of these five detractors, the Fund only held positions in Coventry Health Care Inc., and Nelnet Inc., as of the end of the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund continued to employ a disciplined investment strategy to identify companies that the managers believe generate cash flow relative to operating assets and market valuation, have strong or improving balance sheets, and/or whose share prices reflect growth expectations that are too pessimistic. At the close of the period, the Fund’s top ten holdings were Banc of America Securities, LLC, Tri-Party repurchase agreement, ServiceMaster Co., Armor Holdings Inc., Eaton Corp., Western Digital Corp., L-3 Communications Holdings Inc., AGCO Corp., Bed Bath & Beyond Inc., Sherwin-Williams Co. and Thermo Fisher Scientific Inc.

2         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Thank you for your investment in the Legg Mason Partners Mid Cap Core Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Brian Angerame Portfolio Manager ClearBridge Advisors, LLC	Derek Deutsch, CFA Portfolio Manager ClearBridge Advisors, LLC

December 22, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Banc of America Securities, LLC., Tri-party repurchase agreement (2.9%), ServiceMaster Co. (2.6%), Armor Holdings Inc. (2.3%), Eaton Corp. (2.3%), Western Digital Corp. (2.3%), L-3 Communications Holdings Inc. (2.3%), AGCO Corp. (2.3%), Bed Bath & Beyond Inc. (2.2%), Sherwin-Williams Co. (2.2%) and Thermo Fisher Scientific, Inc. (2.2%). Please refer to pages 9 through 12 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2006 were: Information Technology (20.3%), Industrials (16.1%), Financials (15.8%), Consumer Discretionary (14.2%), and Health Care (11.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Fund's performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Bloomberg 01/07.
ii	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
iii	Bloomberg 01/07.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2006 and held for the six months ended November 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	8.13%	$1,000.00	$1,081.30	1.06%	$5.53

Class A	7.96	1,000.00	1,079.60	1.29	6.73

Class B	7.54	1,000.00	1,075.40	2.09	10.87

Class C	7.59	1,000.00	1,075.90	2.02	10.51

Class I(4)	8.25	1,000.00	1,082.50	0.82	4.28

(1)	For the six months ended November 30, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,019.75	1.06%	$5.37

Class A	5.00	1,000.00	1,018.60	1.29	6.53

Class B	5.00	1,000.00	1,014.59	2.09	10.56

Class C	5.00	1,000.00	1,014.94	2.02	10.20

Class I(3)	5.00	1,000.00	1,020.96	0.82	4.15

(1)	For the six months ended November 30, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 11/30/06	14.58%	14.27%	13.43%	13.48%	14.81%

Five Years Ended 11/30/06	8.20	8.12	7.32	7.33	8.52

Inception* through 11/30/06	2.51	12.59	11.75	11.76	10.89

	With Sales Charges(4)
	Class 1	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 11/30/06	4.85%	7.71%	8.43%	12.48%	14.81%

Five Years Ended 11/30/06	6.29	6.84	7.17	7.33	8.52

Inception* through 11/30/06	1.05	11.78	11.75	11.76	10.89

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 11/30/06)	16.66%

Class A (Inception* through 11/30/06)	165.88

Class B (Inception* through 11/30/06)	149.97

Class C (Inception* through 11/30/06)	150.08

Class I(3) (Inception* through 11/30/06)	128.46

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.75%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1 and I shares are September 12, 2000 and December 3, 1998, respectively.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Mid Cap Core Fund vs. S&P MidCap 400 Index† (September 1998 — November 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on September 1, 1998, assuming deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2006. The S&P MidCap 400 Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performing Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

(1)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Schedule of Investments (November 30, 2006)

LEGG MASON PARTNERS MID CAP CORE FUND

Shares	Security	Value

COMMON STOCKS — 97.2%
CONSUMER DISCRETIONARY — 14.2%
Auto Components — 0.9%
170,860	BorgWarner Inc.	$9,875,708

Diversified Consumer Services — 2.6%
2,074,800	ServiceMaster Co.	26,868,660

Household Durables — 5.3%
203,920	Black & Decker Corp.	17,512,649
211,930	Mohawk Industries Inc.*	16,409,740
647,800	Toll Brothers Inc.*	20,859,160

	Total Household Durables	54,781,549

Media — 1.0%
411,000	Warner Music Group Corp.	10,447,620

Specialty Retail — 4.4%
592,800	Bed Bath & Beyond Inc.*	22,971,000
359,000	Sherwin-Williams Co.	22,455,450

	Total Specialty Retail	45,426,450

	TOTAL CONSUMER DISCRETIONARY	147,399,987

CONSUMER STAPLES — 1.7%
Beverages — 1.7%
253,500	Molson Coors Brewing Co., Class B Shares	18,018,780

ENERGY — 9.5%
Energy Equipment & Services — 5.4%
1,157,800	Input/Output Inc.*	12,562,130
332,302	Nabors Industries Ltd.*	11,218,515
326,060	Smith International Inc.	13,811,902
413,934	Weatherford International Ltd.*	18,589,776

	Total Energy Equipment & Services	56,182,323

Oil, Gas & Consumable Fuels — 4.1%
261,910	Murphy Oil Corp.	14,216,475
341,918	Newfield Exploration Co.*	17,017,259
207,992	Nexen Inc.	11,400,041

	Total Oil, Gas & Consumable Fuels	42,633,775

	TOTAL ENERGY	98,816,098

FINANCIALS — 15.8%
Capital Markets — 1.7%
117,125	Bear Stearns Cos. Inc.	17,859,220

Commercial Banks — 1.0%
179,126	Comerica Inc.	10,434,089

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         9

Schedule of Investments (November 30, 2006) (continued)

Shares	Security	Value

Consumer Finance — 0.9%
338,450	Nelnet Inc., Class A Shares*	$8,935,080

Insurance — 6.0%
79,058	Ambac Financial Group Inc.	6,770,527
345,800	Cincinnati Financial Corp.	15,312,024
157,889	Fidelity National Title Group Inc., Class A	3,574,607
803,000	Old Republic International Corp.	18,107,650
269,973	PartnerRe Ltd.	18,822,518

	Total Insurance	62,587,326

Real Estate Investment Trusts (REITs) — 1.6%
1,347,285	Spirit Finance Corp.	16,450,350

Thrifts & Mortgage Finance — 4.6%
1,514,665	Hudson City Bancorp Inc.	20,099,605
190,500	MGIC Investment Corp.	11,041,380
382,420	PMI Group Inc.	16,562,610

	Total Thrifts & Mortgage Finance	47,703,595

	TOTAL FINANCIALS	163,969,660

HEALTH CARE — 11.5%
Biotechnology — 3.8%
392,000	ImClone Systems Inc.*	11,720,800
640,500	MedImmune Inc.*	20,937,945
148,300	Vertex Pharmaceuticals Inc.*	6,569,690

	Total Biotechnology	39,228,435

Health Care Equipment & Supplies — 2.2%
510,006	Thermo Fisher Scientific, Inc.*	22,353,563

Health Care Providers & Services — 4.0%
204,800	Coventry Health Care Inc.*	9,857,024
220,300	Health Net Inc.*	10,164,642
451,300	Pediatrix Medical Group Inc.*	21,730,095

	Total Health Care Providers & Services	41,751,761

Pharmaceuticals — 1.5%
519,100	Elan Corp. PLC, ADR *	7,511,377
434,000	MGI Pharma Inc.*	8,232,980

	Total Pharmaceuticals	15,744,357

	TOTAL HEALTH CARE	119,078,116

INDUSTRIALS — 16.1%
Aerospace & Defense — 4.6%
424,400	Armor Holdings Inc.*	23,999,820
287,059	L-3 Communications Holdings Inc.	23,610,603

	Total Aerospace & Defense	47,610,423

Commercial Services & Supplies — 2.2%
633,080	R.R. Donnelley & Sons Co.	22,328,732

See Notes to Financial Statements.

10         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Schedule of Investments (November 30, 2006) (continued)

Shares	Security	Value

Electrical Equipment — 1.4%
291,034	Roper Industries Inc.	$14,932,954

Machinery — 7.9%
753,700	AGCO Corp.*	23,538,051
307,600	Eaton Corp.	23,709,808
529,100	JLG Industries Inc.	14,767,181
239,200	Parker Hannifin Corp.	19,968,416

	Total Machinery	81,983,456

	TOTAL INDUSTRIALS	166,855,565

INFORMATION TECHNOLOGY — 20.3%
Communications Equipment — 1.0%
547,800	Comverse Technology Inc.*	10,693,056

Computers & Peripherals — 6.0%
289,900	Lexmark International Inc., Class A Shares *	19,997,302
1,319,200	Palm Inc.*	18,481,992
1,152,200	Western Digital Corp.*	23,643,144

	Total Computers & Peripherals	62,122,438

Electronic Equipment & Instruments — 2.2%
518,950	Benchmark Electronics Inc.*	12,605,295
148,303	CDW Corp.	10,455,362

	Total Electronic Equipment & Instruments	23,060,657

Internet Software & Services — 1.5%
559,000	j2 Global Communications Inc.*	15,612,870

IT Services — 2.2%
80,985	Fidelity National Information Services Inc.	3,231,301
689,000	Sabre Holdings Corp., Class A Shares	18,899,270

	Total IT Services	22,130,571

Semiconductors & Semiconductor Equipment — 5.4%
793,900	Agere Systems Inc.*	14,226,688
534,000	Freescale Semiconductor Inc., Class B Shares *	21,322,620
390,600	Lam Research Corp.*	20,545,560

	Total Semiconductors & Semiconductor Equipment	56,094,868

Software — 2.0%
902,200	Check Point Software Technologies Ltd.*	20,660,380

	TOTAL INFORMATION TECHNOLOGY	210,374,840

MATERIALS — 2.5%
Metals & Mining — 2.5%
236,796	Compass Minerals International Inc.	7,837,948
457,400	Reliance Steel & Aluminum Co.	17,605,326

	TOTAL MATERIALS	25,443,274

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         11

Schedule of Investments (November 30, 2006) (continued)

Shares	Security	Value
UTILITIES — 5.6%
Electric Utilities — 2.6%
585,000	Pepco Holdings Inc.	$14,993,550
235,500	WPS Resources Corp.	12,314,295

	Total Electric Utilities	27,307,845

Multi-Utilities — 3.0%
319,500	SCANA Corp.	13,182,570
316,400	Sempra Energy	17,243,800

	Total Multi-Utilities	30,426,370

	TOTAL UTILITIES	57,734,215

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $843,080,007)	1,007,690,535

Face Amount
SHORT-TERM INVESTMENT — 2.9%
Repurchase Agreement — 2.9%
$29,871,000	Interest in $411,366,000 joint tri-party repurchase agreement dated 11/30/06 with Banc of America Securities LLC., 5.300% due 12/1/06; Proceeds at maturity - $29,875,398; (Fully collateralized by various U.S. government agency obligations, 0.000% due 3/26/07 to 10/16/07; Market value —$30,468,479) (Cost — $29,871,000)	$29,871,000

	TOTAL INVESTMENTS — 100.1% (Cost — $872,951,007#)	1,037,561,535
	Liabilities in Excess of Other Assets — (0.1)%	(858,090)

	TOTAL NET ASSETS — 100.0%	$1,036,703,445

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $872,967,955.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

12         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Statement of Assets and Liabilities (November 30, 2006)

ASSETS:
Investments, at value (Cost — $872,951,007)	$1,037,561,535
Cash	353
Dividends and interest receivable	988,896
Receivable for Fund shares sold	353,009
Prepaid expenses	59,285

Total Assets	1,038,963,078

LIABILITIES:
Payable for Fund shares repurchased	760,506
Investment management fee payable	630,690
Distribution fees payable	269,008
Trustees’ retirement fees payable	41,936
Trustees’ fees payable	2,474
Deferred compensation payable	2,075
Accrued expenses	552,944

Total Liabilities	2,259,633

Total Net Assets	$1,036,703,445

NET ASSETS:
Par value (Note 6)	$44,953
Paid-in capital in excess of par value	732,378,912
Accumulated net investment loss	(41,936)
Accumulated net realized gain on investments	139,710,988
Net unrealized appreciation on investments	164,610,528

Total Net Assets	$1,036,703,445

Shares Outstanding:
Class 1	298,034

Class A	18,103,969

Class B	13,517,572

Class C	12,960,468

Class I *	73,378

Net Asset Value:
Class 1 (and redemption price)	$24.21

Class A (and redemption price)	$24.02

Class B **	$22.38

Class C **	$22.39

Class I * (and redemption price)	$24.80

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)	$26.46

Class A† (based on maximum initial sales charge of 5.75%)	$25.49

*	As of November 20, 2006 Class Y shares were renamed Class I shares.

**	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         13

Statement of Operations (For the year ended November 30, 2006)

INVESTMENT INCOME:
Dividends	$13,028,493
Interest	831,783
Less: Foreign taxes withheld	(6,491)

Total Investment Income	13,853,785

EXPENSES:
Investment management fee (Note 2)	7,744,720
Distribution fees (Notes 2 and 4)	7,227,379
Transfer agent fees (Notes 2 and 4)	2,082,571
Proxy fees	180,651
Shareholder reports (Note 4)	139,614
Registration fees	94,079
Trustees’ retirement expense	41,936
Audit and tax	30,329
Trustees’ fees	26,683
Insurance	23,163
Legal	11,766
Custody fees	11,548
Miscellaneous expenses	5,585

Total Expenses	17,620,024
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(83,247)

Net Expenses	17,536,777

Net Investment Loss	(3,682,992)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	163,307,762
Change in Net Unrealized Appreciation/Depreciation From Investments	(26,252,770)

Net Gain on Investments	137,054,992

Increase in Net Assets From Operations	$133,372,000

See Notes to Financial Statements.

14         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended November 30,)

	2006	2005
OPERATIONS:
Net investment loss	$(3,682,992)	$(4,806,120)
Net realized gain	163,307,762	165,987,033
Change in net unrealized appreciation/depreciation	(26,252,770)	(50,654,468)

Increase in Net Assets From Operations	133,372,000	110,526,445

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	—	(139,342,655)

Decrease in Net Assets From Distributions to Shareholders	—	(139,342,655)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	131,530,611	120,620,764
Reinvestment of distributions	—	132,803,298
Cost of shares repurchased	(287,951,424)	(396,431,486)

Decrease in Net Assets From Fund Share Transactions	(156,420,813)	(143,007,424)

Decrease in Net Assets	(23,048,813)	(171,823,634)
NET ASSETS:
Beginning of year	1,059,752,258	1,231,575,892

End of year*	$1,036,703,445	$1,059,752,258

* Includes accumulated net investment loss of:	$(41,936)	—

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         15

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class 1 Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$21.13	$21.73	$19.91	$16.60	$18.70

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	3.01	2.28	1.87	3.39	(2.01)

Total Income (Loss) From Operations	3.08	2.32	1.82	3.31	(2.10)

Less Distributions From:
Net realized gains	—	(2.92)	—	—	—

Total Distributions	—	(2.92)	—	—	—

Net Asset Value, End of Year	$24.21	$21.13	$21.73	$19.91	$16.60

Total Return(2)	14.58%	11.37%	9.14%	19.94%	(11.23)%

Net Assets, End of Year (000s)	$7,215	$6,434	$6,002	$5,309	$4,461

Ratios to Average Net Assets:
Gross expenses	1.04%	1.10%	1.08%	1.27%	1.25%
Net expenses	1.03 (3)	1.10	1.06 (3)	1.27	1.25
Net investment income (loss)	0.31	0.18	(0.26)	(0.44)	(0.49)

Portfolio Turnover Rate	69%	93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$21.02	$21.65	$19.86	$16.55	$18.63

Income (Loss) From Operations:
Net investment income (loss)	0.02	0.01	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	2.98	2.28	1.86	3.38	(2.00)

Total Income (Loss) From Operations	3.00	2.29	1.79	3.31	(2.08)

Less Distributions From:
Net realized gains	—	(2.92)	—	—	—

Total Distributions	—	(2.92)	—	—	—

Net Asset Value, End of Year	$24.02	$21.02	$21.65	$19.86	$16.55

Total Return(2)	14.27%	11.27%	9.01%	20.00%	(11.16)%

Net Assets, End of Year (000s)	$434,911	$389,863	$382,966	$355,954	$274,613

Ratios to Average Net Assets:
Gross expenses	1.25%	1.22%	1.19%	1.22%	1.19%
Net expenses	1.25 (3)	1.22	1.16 (3)	1.22	1.19
Net investment income (loss)	0.09	0.06	(0.37)	(0.39)	(0.43)

Portfolio Turnover Rate	69%	93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$19.73	$20.65	$19.08	$16.02	$18.16

Income (Loss) From Operations:
Net investment loss	(0.14)	(0.15)	(0.22)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	2.79	2.15	1.79	3.24	(1.94)

Total Income (Loss) From Operations	2.65	2.00	1.57	3.06	(2.14)

Less Distributions From:
Net realized gains	—	(2.92)	—	—	—

Total Distributions	—	(2.92)	—	—	—

Net Asset Value, End of Year	$22.38	$19.73	$20.65	$19.08	$16.02

Total Return(2)	13.43%	10.38%	8.23%	19.10%	(11.78)%

Net Assets, End of Year (000s)	$302,522	$359,471	$410,756	$441,492	$391,990

Ratios to Average Net Assets:
Gross expenses	2.03%	1.98%	1.94%	1.94%	1.91%
Net expenses	2.03 (3)	1.98	1.91 (3)	1.94	1.91
Net investment loss	(0.69)	(0.71)	(1.12)	(1.11)	(1.15)

Portfolio Turnover Rate	69%	93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$19.73	$20.65	$19.08	$16.02	$18.16

Income (Loss) From Operations:
Net investment loss	(0.13)	(0.15)	(0.22)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	2.79	2.15	1.79	3.24	(1.94)

Total Income (Loss) From Operations	2.66	2.00	1.57	3.06	(2.14)

Less Distributions From:
Net realized gains	—	(2.92)	—	—	—

Total Distributions	—	(2.92)	—	—	—

Net Asset Value, End of Year	$22.39	$19.73	$20.65	$19.08	$16.02

Total Return(2)	13.48%	10.38%	8.23%	19.10%	(11.78)%

Net Assets, End of Year (000s)	$290,235	$302,409	$343,906	$355,703	$298,914

Ratios to Average Net Assets:
Gross expenses	1.98%	2.00%	1.95%	1.93%	1.94%
Net expenses	1.96 (3)	2.00	1.92 (3)	1.93	1.94
Net investment loss	(0.62)	(0.73)	(1.13)	(1.10)	(1.18)

Portfolio Turnover Rate	69%	93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class I Shares(1)(2)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$21.60	$22.16	$20.23	$16.79	$18.82

Income (Loss) From Operations:
Net investment income (loss)	0.13	0.01	0.01	0.01	(0.00	)(3)
Net realized and unrealized gain (loss)	3.07	2.35	1.92	3.43	(2.03)

Total Income (Loss) From Operations	3.20	2.36	1.93	3.44	(2.03)

Less Distributions From:
Net realized gains	—	(2.92)	—	—	—

Total Distributions	—	(2.92)	—	—	—

Net Asset Value, End of Year	$24.80	$21.60	$22.16	$20.23	$16.79

Total Return(4)	14.81%	11.34%	9.54%	20.49%	(10.79)%

Net Assets, End of Year (000s)	$1,820	$1,575	$87,946	$86,517	$76,561

Ratios to Average Net Assets:
Gross expenses	0.80%	0.75%	0.77%	0.76%	0.77%
Net expenses	0.80 (5)	0.75	0.74 (5)	0.76	0.77
Net investment income (loss)	0.55	0.03	0.05	0.07	(0.02)

Portfolio Turnover Rate	69%	93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006 Class Y shares were renamed Class I shares.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Mid Cap Core Fund (formerly known as Smith Barney Mid Cap Core Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income,

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         21

Notes to Financial Statements (continued)

capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 180,651	$(19,156,610)	$18,975,959
(b)	3,460,405	(3,460,405)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the manager, which became effective on December 1, 2005.

Prior to the Legg Mason transaction and continuing under a new investment management contract, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

During the year ended November 30, 2006, the manager waived a portion of its investment management fee in the amount of $60,014. In addition, for the year ended November 30, 2006, the Fund was reimbursed for expenses in the amount of $23,233.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also,

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

prior to January 1, 2006, PFPC and Primerica Shareholder Services (‘PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc., and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 8.50% on Class 1 shares and there was a maximum initial sales charge of 5.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charges on Class A shares increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2006, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$148,000	$6,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2007, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees

24         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Notes to Financial Statements (continued)

previously deferred. As of November 30, 2006, the Fund had accrued $2,075 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$708,023,336

Sales	884,282,748

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$177,949,729
Gross unrealized depreciation	(13,356,149)

Net unrealized appreciation	$164,593,580

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1	—	$16,192	$675
Class A	$1,005,184	790,770	49,188
Class B	3,309,350	754,784	55,892
Class C	2,912,845	520,782	33,754
Class I†	—	43	105

Total	$7,227,379	$2,082,571	$139,614

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2006	Year Ended November 30, 2005
Net Realized Gains
Class 1	—	$781,733
Class A	—	48,569,519
Class B	—	48,877,903
Class C	—	40,888,467
Class I†	—	225,033

Total	—	$139,342,655

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest

At November 30, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Shares	Amount	Shares	Amount
Class 1
Shares sold	46,532	$1,032,391	34,447	$761,361
Shares issued on reinvestment	—	—	38,834	781,733
Shares repurchased	(52,962)	(1,178,060)	(44,981)	(996,238)

Net Increase (Decrease)	(6,430)	$(145,669)	28,300	$546,856

Class A
Shares sold	3,528,001	$78,593,664	2,800,860	$61,094,058
Shares issued on reinvestment	—	—	2,340,074	46,871,684
Shares repurchased	(3,975,527)	(88,235,506)	(4,275,356)	(93,175,971)

Net Increase (Decrease)	(447,526)	$(9,641,842)	865,578	$14,789,771

Class B
Shares sold	717,546	$14,922,123	968,894	$20,062,934
Shares issued on reinvestment	—	—	2,460,116	46,323,983
Shares repurchased	(5,416,273)	(112,527,918)	(5,103,486)	(105,361,842)

Net Decrease	(4,698,727)	$(97,605,795)	(1,674,476)	$(38,974,925)

Class C
Shares sold	1,763,074	$36,627,457	1,863,209	$38,487,742
Shares issued on reinvestment	—	—	2,061,842	38,824,494
Shares repurchased	(4,129,732)	(85,678,309)	(5,251,133)	(108,483,697)

Net Decrease	(2,366,658)	$(49,050,852)	(1,326,082)	$(31,171,461)

26         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Shares	Amount	Shares	Amount
Class I†
Shares sold	15,062	$354,976	9,864	$214,669
Shares issued on reinvestment	—	—	68	1,404
Shares repurchased	(14,592)	(331,631)	(3,905,541)	(88,413,738)

Net Increase (Decrease)	470	$23,345	(3,895,609)	$(88,197,665)

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
12/7/2006 12/8/2006
Short-term Capital Gain	$0.988646	$0.988646	$0.988646	$0.988646	$0.988646
Long-Term Capital Gain	2.127465	2.127465	2.127465	2.127465	2.127465

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	—	$24,776,869
Net Long-term Capital Gain	—	114,565,786

Total Distributions Paid	—	$139,342,655

As of November 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$44,331,371
Undistributed long-term capital gains — net	95,396,565

Total undistributed earnings	$139,727,936
Other book/tax temporary differences(a)	(41,936)
Unrealized appreciation/(depreciation)(b)	164,593,580

Total accumulated earnings/(losses) — net	$304,279,580

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive

28         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Notes to Financial Statements (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented during the first half of 2007.

30         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Notes to Financial Statements (continued)

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Mid Cap Core Fund 2006 Annual Report         31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Mid Cap Core Fund (formerly Smith Barney Mid Cap Core Fund), a series of Legg Mason Partners Investment Trust (formerly Smith Barney Investment Trust), as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Mid Cap Core Fund, as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2007

32         Legg Mason Partners Mid Cap Core Fund 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and ClearBridge Advisors, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund except for the management of cash and short-term investment. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

Legg Mason Partners Mid Cap Core Fund         33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board members noted that they had received and dis cussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially

34         Legg Mason Partners Mid Cap Core Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Mid Cap Core Fund         35

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Mid Cap Core Fund (formerly known as Smith Barney Mid Cap Core Fund) (the “Fund”) are managed under the direction of the Board of Trustees of the Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) ( the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane c/o R. Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022	Trustee	Since 1995	Professor — Harvard Business School	49	None

Burt N. Dorsett c/o R. Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022	Trustee	Since 1991	President — Dorsett McCabe Capital Management Inc. (from 1986 to 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999 to 2003)	27	None

Elliot S. Jaffe** c/o R. Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022	Trustee	Since 1991	Chairman of The Dress Barn Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman c/o R. Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022	Trustee	Since 1995	Attorney	55	Trustee, Consulting Group Capital Markets Funds

Cornelius C. Rose, Jr. c/o R. Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022	Trustee	Since 1991	Chief Executive Officer — Performance Learning Systems	27	None

36         Legg Mason Partners Mid Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason Partners & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) AND Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Legg Mason Partners Mid Cap Core Fund         37

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

38         Legg Mason Partners Mid Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); formerly, Assistant Controller of Legg Mason (from 2001 to 2005);	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Jaffe became Trustee Emeritus on December 31, 2006.

***	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Mid Cap Core Fund         39

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for and authority withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Election of Board Members†

Election of Trustees	Votes For	Withhold Authority	Abstentions
Nominees:
Paul R. Ades	198,044,907.619	3,826,021.682	0.000
Andrew L. Breech	198,150,052.267	3,720,877.034	0.000
Dwight B. Crane	198,038,410.122	3,832,519.179	0.000
Robert M. Frayn, Jr.	198,011,990.552	3,858,938.749	0.000
Frank G. Hubbard	198,067,246.697	3,803,682.604	0.000
Howard J. Johnson	198,029,734.835	3,841,194.466	0.000
David E. Maryatt	198,033,142.196	3,837,787.105	0.000
Jerome H. Miller	198,058,965.252	3,811,964.049	0.000
Ken Miller	198,125,019.889	3,745,909.412	0.000
John J. Murphy	197,960,517.593	3,910,411.708	0.000
Thomas F. Schlafly	198,049,348.082	3,821,581.219	0.000
Jerry A. Viscione	198,112,858.443	3,758,070.858	0.000
R. Jay Gerken, CFA	197,866,002.710	4,004,926.591	0.000

†	Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) agreement and plan or organization and (2) Revise Fundamental Investment Policies.

Proposal 1: Agreement and Plan of Organization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Agreement and Plan of Organization	21,864,474.463	448,509.872	576,940.827	839,973.000

40         Legg Mason Partners Mid Cap Core Fund

Additional Shareholder Information (unaudited) (continued)

Proposal 2: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	21,642,557.481	603,817.771	643,549.910	839,973.000
Underwriting	21,699,845.639	574,400.782	615,678.741	839,973.000
Lending	21,675,544.826	586,461.069	627,919.267	839,973.000
Issuing Senior Securities	21,694,629.007	549,751.341	645,544.814	839,973.000
Real Estate	21,764,660.091	530,575.682	594,689.389	839,973.000
Commodities	21,695,433.183	559,327.671	635,164.308	839,973.000
Concentration	21,714,752.453	570,704.699	604,468.010	839,973.000
Diversification	21,677,642.800	619,819.853	592,462.509	839,973.000
Non-Fundamental	21,587,838.730	709,028.813	593,057.619	839,973.000

Legg Mason Partners Mid Cap Core Fund         41

Important Tax Information (unaudited)

The Fund designates $15,000,000 paid in connection with the redemption of Fund shares as long-term capital gain dividends for the taxable year ended November 30, 2006.

Please retain this information for your records.

42         Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Mid Cap Core Fund

TRUSTEES Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe* Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Mr. Jaffe became Trustee Emeritus on December 31, 2006.

This report is submitted for the general information of the shareholders of Legg Mason Partners Mid Cap Core Fund, but it also may be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01593 1/07	SR07-233

Legg Mason Partners Mid Cap Core Fund

The Fund is a separate investment fund of the Legg Mason Partners Investment Trust, a Massachusetts business trust.

LEGG MASON PARTNERS MID CAP CORE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. , and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2005 and November 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,200 in 2005 and $118,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Trust ‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Investment Trust

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Trust

Date: February 7, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Investment Trust

Date: February 7, 2007